Exhibit 99.1

Press Release
Investors	Media
Nancy Murphy	Michelle Kersch
(904) 854-8640; nancy.murphy@lpsvcs.com	(904) 854-5043; michelle.kersch@lpsvcs.com

Lender Processing Services, Inc. Sets December 19 as Date of Special Stockholder Meeting to Vote on its Acquisition by Fidelity National Financial, Inc.

Jacksonville, Fla. -- (October 31, 2013) -- Lender Processing Services, Inc. (NYSE:LPS), a leading provider of integrated technology, services, data and analytics to the mortgage and real estate industries, today announced it has set a date for a special meeting of its stockholders to consider and vote on its acquisition by Fidelity National Financial, Inc. (NYSE: FNF) and certain other matters.  The special meeting will be held on December 19, 2013, at 10:00 a.m. local time, at the Peninsular Auditorium at 601 Riverside Avenue, Jacksonville, Florida.

LPS stockholders of record as of the close of business on October 29, 2013 are entitled to vote at the special meeting.  Additional information concerning the special meeting and the transaction is included in the definitive proxy statement relating to the special meeting, which has been filed with the Securities and Exchange Commission and will be mailed to LPS stockholders who are entitled to vote at the special meeting.

The transaction is subject to approval by LPS stockholders, approvals from applicable federal and state regulators and satisfaction of other customary closing conditions.  Closing of the transaction is currently expected to occur at or around the end of 2013.

About LPS

Lender Processing Services (NYSE: LPS) delivers comprehensive technology solutions and services, as well as powerful data and analytics, to the nation’s top mortgage lenders, servicers and investors. As a proven and trusted partner with deep client relationships, LPS provides major U.S. banks and many federal government agencies the technology and data needed to support mortgage lending and servicing operations, meet unique regulatory and compliance requirements and mitigate risk.  These integrated solutions support origination, servicing, portfolio retention and default servicing. LPS’ servicing solutions include MSP, the industry’s leading loan-servicing platform, which is used to service approximately 50 percent of all U.S. mortgages by dollar volume. LPS also provides proprietary data and analytics for the mortgage, real estate and capital markets industries.

LPS is a Fortune 1000 company headquartered in Jacksonville, Fla. For more information, please visit www.lpsvcs.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of LPS by FNF, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding FNF’s and LPS’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and stockholder approval and the satisfaction of other conditions to the consummation of the proposed transaction; the ability of FNF to successfully integrate LPS’ operations and employees and realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; FNF and LPS are subject to intense competition and increased competition is expected in the future; LPS’ ability to adapt its services to changes in technology or the marketplace; the impact of changes in the level of real estate activity (including, among others, loan originations, and refinancings in particular, and foreclosures) on demand for certain of LPS’ services; LPS’ ability to maintain and grow its relationship with its customers; the effects of LPS’ substantial leverage on its ability to make acquisitions and invest in its business; the level of scrutiny being placed on participants in the foreclosure business; risks associated with federal and state enforcement proceedings, inquiries and examinations currently underway or that may be commenced in the future with respect to LPS’ default management operations, and with civil litigation relating to these matters; changes to the laws, rules and regulations that regulate LPS’ businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on LPS’ business and reputation; and risks associated with protecting information security and privacy. Additional information concerning these and other factors can be found in LPS’ and FNF’s filings with the Securities and Exchange Commission (“SEC”), including LPS’ and FNF’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and the  proxy statement/prospectus included in the Registration Statement on Form S-4 that FNF has filed with the SEC in connection with the merger, which was declared effective by the SEC on October 31, 2013.  FNF and LPS assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and LPS undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of LPS by FNF. In connection with the proposed acquisition, LPS and FNF have filed relevant materials with the SEC, including FNF’s registration statement on Form S-4 that included a proxy statement of LPS that also constitutes a prospectus of FNF relating to the proposed transaction.  The registration statement was declared effective by the SEC on October 31, 2013 . Investors and security holders are urged to read all relevant documents filed with the SEC, including the definitive proxy statement/prospectus, because they contain important information about the proposed transaction. Investors and security holders are able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, or for free from LPS by contacting Nancy Murphy, LPS Vice President, Investor Relations, 904-854-8640, Nancy.Murphy@lpsvcs.com, or for free from FNF by contacting Daniel Kennedy Murphy, FNF Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com.

Participants in Solicitation

FNF and its directors, executive officers and certain employees, and LPS and its directors, executive officers and certain employees, may be deemed to be participants in the solicitation of proxies from the holders of LPS common stock in respect of the proposed transaction. Information about LPS’ directors and executive officers is set forth in the proxy statement for LPS’ 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. To the extent holdings of LPS securities have changed since the amounts contained in the proxy statement for LPS’ 2013 Annual Meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about FNF’s directors and executive officers is set forth in the proxy statement for FNF’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 12, 2013. To the extent holdings of FNF securities have changed since the amounts contained in the proxy statement for FNF’s 2013 Annual Meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading FNF’s registration statement on Form S-4 regarding the proposed acquisition that includes a proxy statement of LPS. The registration statement was declared effective by the SEC on October 31, 2013. These documents may be obtained free of charge from the SEC’s website http://www.sec.gov, or from LPS and FNF using the contact information above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.